PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2017	2018
Cost:
Buildings	247	247
Leasehold improvements	6,453	7,389
Furniture, fixtures and equipment	1,034	1,162
Motor vehicles	1	1
	7,735	8,799
Less: Accumulated depreciation	(3,707)	(4,344)
	4,028	4,455
Construction in progress	495	563
Property and equipment, net	4,523	5,018